SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):26-Dec-2001

ACE Securities Corporation

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF MAY 1, 2001, PROVIDING FOR THE ISSUANCE OF
C-BASS MORTGAGE LOAN ASSET-BACKED
CERTIFICATES SERIES 2001-CB2

ACE SECURITIES CORP.
(Exact name of registrant as specified in its charter)

Delaware          333-45458           56-2088493
(State or Other   (Commission         (I.R.S. Employer
Jurisdiction of   File Number)        Identification
Incorporation)                        Number)

6525 Morrison Boulevard  Suite 318
Charlotte, NC                28211
(Address of Principal        (Zip Code)
Executive Offices)

Registrant's telephone number, including area code: 704-365-0569

Item 5.  Other Events

On 26-Dec-200a scheduled distribution was made from the trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
        26-Dec-200The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area.

A.      Monthly Report Information:
        See Exhibit No.1

B.      Have any deficiencies occurred?   NO.
                  Date:
                  Amount:

C.      Item 1: Legal Proceedings:    NONE

D.      Item 2: Changes in Securities:NONE

E.      Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.      Item 5: Other Information - Form 10-Q, Part II -
        Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

        Exhibit No.

1. Monthly Distribution Report dated  26-Dec-2001

C-BASS MORTGAGE LOAN
ASSET BACKED CERTIFICATES
SERIES 2001-CB2

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:           12/26/2001

                  Beginning                                 Ending
                  Certificate                               Certificate
Class   Cusip     Balance(1) PrincipalInterest   Losses     Balance
A-1F    12489WDF8 35,388,106.1,700,705 150,458.43     $0.00 $33,687,401.17
A-2F    12489WDG6 16,768,000.     0.00  83,476.69     $0.00 $16,768,000.00
A-3F    12489WDH4 24,794,000.     0.00 147,152.39     $0.00 $24,794,000.00
A-1A    12489WDJ0 76,235,852.1,494,669 151,836.41     $0.00 $74,741,183.40
M-1     12489WDK7 6,574,000.0     0.00  40,972.46     $0.00 $6,574,000.00
M-2     12489WDL5 4,884,000.0     0.00  32,140.79     $0.00 $4,884,000.00
B-1     12489WDM3 3,757,000.0     0.00  26,640.26     $0.00 $3,757,000.00
B-2     NA        4,508,000.0     0.00  33,459.76NA         $4,508,000.00
N-1     NA        1,817,434.4521,817.3  12,116.23NA         $1,295,617.13
N-2     NA        1,875,000.0     0.00  12,500.00NA         $1,875,000.00
A-IO    12489WDE1 50,000,000.     0.00  83,333.33NA         $50,000,000.00
X       NA        2,000,000.0     0.00       0.00NA         $2,000,000.00
R-3     NA               0.00     0.00       0.00NA              $0.00


Total             172,908,9593,717,191 774,086.75       0.00169,713,584.57

              AMOUNTS PER $1,000 UNIT
                                      Ending                Current
                                      Certificate           Pass-Through
Class   Principal Interest   Total    Balance    Losses     Interest Rate
A-1F    41.1315004 3.6388321144.770332814.7286729 0.00000000   5.10200%
A-2F    0.00000000 4.978333134.97833311000.000000 0.00000000   5.97400%
A-3F    0.00000000 5.935000005.93500001000.000000 0.00000000   7.12200%
A-1A    17.9367497 1.8221098019.758859896.9300780 0.00000000   2.39000%
M-1     0.00000000 6.232500766.23250071000.000000 0.00000000   7.47900%
M-2     0.00000000 6.580833336.58083331000.000000 0.00000000   7.89700%
B-1     0.00000000 7.090833117.09083311000.000000 0.00000000   8.50900%
B-2     0.00000000 7.422307017.42230701000.000000 0.00000000   8.90677%
N-1     101.818011 2.36414244104.18215252.8033428 0.00000000   8.00000%
N-2     0.00000000 6.666666676.66666661000.000000 0.00000000   8.00000%
A-IO    0.00000000 1.666666601.66666661000.000000 0.00000000   2.00000%
X       0.00000000 0.000000000.00000001000.000000 0.00000000   9.00000%
R-3     0.00000000 0.000000000.0000000 0.00000000 0.00000000   0.00000%


Distribution Date:26-Dec-2001

        Distribution Statement
        Pooling and Servicing Agreement Dated May 1, 2000

i)   Distributions to the Holders      See Page 1

ii)  Class X Distribution Amount    See Page 1

iii)  Overcollateralization Amount (before distri$1,878,409.11
      Overcollateralization Release Amount            $0.00
      Overcollateralization Deficiency (after dis$30,884.49
      Overcollateralization Target Amount        $1,878,409.11
      Overcollateralization Amount (after distrib$1,878,409.11

    Amount of Excess Interest                    $539,922.15
    Amount of Excess Cashflow                    $539,922.15



                             Group 1A Group 1B   Group 2
iv) Servicing FeesServicing F  $8,001    $33,098    $31,765
                  Accrued and      $0         $0         $0
                  Special Ser $11,550    $31,800    $19,050
                  PMI Premium      $0    $20,904    $21,300

v) Advances                           $620,198.99

vi)     Begining Pool Princip$19,202,1$79,348,517$76,236,711
        Ending Pool Principal$19,142,5$77,723,883$74,725,604
        Ending Loan Count                                           690

vii)    Wt'd avg Rem term of the Mortg
        Weighted average Mortage Rate     8.3607%   10.2311%   10.7658%

viii)  Delinquency And Foreclosure Information:
                  All Categories      Bankruptcy
Group 1A          Number     Balance  Number     Balance
        Current                   3,66                                 -
        30 days De                1,00                       169,871
        60 days de                1,02                       568,817
        90 days de                   5                       465,505
        120+ days               12,865                    9,166,530

                  Foreclosure
                  Number     Balance
        Current                                -
        30 days De                             -
        60 days de                             -
        90 days de                             -
        120+ days                 1,226,760

Group 1B          All Categories      Bankruptcy
                  Number     Balance  Number     Balance
        Current                 51,893                                 -
        30 days De                6,72                       220,949
        60 days de                3,12                       606,843
        90 days de                1,80                       575,562
        120+ days               14,004                    7,418,295

                                         Foreclosure
                  Number     Balance
        Current                                -
        30 days De                             -
        60 days de                     89,542
        90 days de                   346,942
        120+ days                 3,565,532

        Group 2   All Categories      Bankruptcy
                  Number     Balance  Number        Balance
        Current                 48,561                                 -
        30 days De                6,73                       192,466
        60 days de                4,42                       489,001
        90 days de                1,88                       113,646
        120+ days               12,596                    4,414,504

                  Foreclosure
                  Number     Balance
          Current                              -
        30 days De                             -
        60 days de                   315,862
        90 days de                   577,032
        120+ days                 5,360,628



ix)     Loans that became REO properties       (see page 5)
x)      Total Book Value of REO Properties:    (see page 5)
                  Group 1A   Group 1B Group 2
xi)     Prepayment                1,52        1,442,226

xii)    Current Period Prepayment Pena             37,396
        Aggregate Prepayment Penalties           198,873
        Prepayment Penalties allocable          0

xiii)   Aggregate Realized Losses incu          0          0      30884
        Cumulative Realized Losses              0          0      30884

xiv)    Realized Loss Allocations         See Page 1

xv)     Accrued Certificate Interest      See Page 1

xvi)    Prepayment Interest Shortfall and Class Carryover Shortfall
                                      Class Carryover
                             PPIS     Shortfall
                  A-1F               0          0
                   A-2F              0          0
                  A-3F               0          0
                  A-1A               0          0
                  M-1                0          0
                  M-2                0          0
                  B-1                0          0
                  B-2                0          0
                  N-1                0          0
                  N-2                0          0
                  A-IO               0          0
                           X         0          0
                                     0          0

xvii)   Reserved
xviii)  Reserved
                                      Group 1A   Group 1B   Group 2
xix)    Trustee Fees                       192.02     793.49     762.37

xx)     Reserve Fund
                  Beginning Balance       5000.00
                  LIBOR Carryover Fund       0.00
                  LIBOR Carryover dist       0.00
                  LIBOR Carryover owed       0.00
                  Ending Balance          5000.00

xxii)   Trigger Event Occurrence      YES
        Cumulative Loss Percentage of        0.00


xxiii)  Balance of 60+ Day Del. Loans as a % of O   0.196804
xxiv)   Balance of Re-Performing 60+ Day Del. Loa   0.108145

xxv)    Available Funds      Group 1A Group 1B   Group 2
        Scheduled Interest Ne   117,15      624,5       611,847.68
        Scheduled Principal       27,5      102,6         37,996.41
        Unscheduled Principal     32,0   1,521,99    1,442,226.41
                  Available F   176,79   2,249,16    2,092,070.50


xxvi)   Offered Certificates Pass-Through Rates See Page 1

xxvii)  Liquidation Report      See Page 6

xxviii) Mortgage Loans Purchased by Servicer

xxix)   Mortgage Loans Re-Purchased by Servicer


        Libor Information    Original Current PerNext Period
                  Class A-1V   6.9513%    2.3900%    2.2200%
                  LIBOR        6.6413%    2.1000%    1.9300%



                  ACE SECURITIES CORP.


                             By: /s/ Sheryl Christopherson
                             Name:  Sheryl Christopherson
                             Title: Vice President


Dated:  12/26/2001